                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )
     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                GATX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

     (5) Total fee paid:
--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:
--------------------------------------------------------------------------------

     (3) Filing party:
--------------------------------------------------------------------------------

     (4) Date filed:
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

GATX CORPORATION LOGO                                        GATX CORPORATION
                                                             500 WEST MONROE STREET
                                                             CHICAGO, IL 60661
                                                             312-621-6200

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               ------------------

To our Shareholders:

     The Annual Meeting of the Shareholders of GATX Corporation will be held at The Northern Trust Company, 50 South LaSalle Street, Sixth Floor Assembly Room, Chicago, Illinois 60675, on Friday, April 27, 2001, at 9:00 A.M., for the purposes of:

        1. electing directors;

        2. approving the appointment of independent auditors for the year 2001; and

        3. transacting such other business as may properly come before the meeting.

     Only holders of Common Stock and both series of $2.50 Cumulative Convertible Preferred Stock of record at the close of business on March 9, 2001 will be entitled to vote at this meeting or any adjournment thereof.

     If you do not expect to attend in person, it will be appreciated if you will promptly vote, sign, date and return the enclosed proxy. Alternatively, you may vote by telephone or Internet by following the instructions in the enclosed proxy.

                                        Ronald J. Ciancio
                                        Secretary

March 30, 2001

GATX CORPORATION LOGO                                        GATX CORPORATION
                                                             500 WEST MONROE STREET
                                                             CHICAGO, IL 60661
                                                             312-621-6200

                                                                  March 30, 2001

                                PROXY STATEMENT
                               ------------------

                                    GENERAL

     The enclosed proxy is solicited by the Board of Directors of GATX Corporation (the "Company") and may be revoked at any time prior to its exercise by any shareholder giving such proxy. A proxy may be revoked by duly executing a subsequent proxy relating to the same shares or by attending the Annual Meeting and voting in person. All shares represented by the proxies received and not revoked will be voted at the meeting.

     All expenses incurred in connection with the solicitation of this proxy will be paid by the Company. In addition to solicitation by mail, the Company has retained Mellon Investor Services to solicit proxies on behalf of the Board of Directors for a fee not to exceed $6,500, plus reasonable out-of-pocket expenses and disbursements. Mellon Investor Services may solicit proxies by mail, facsimile, telegraph or personal call. In addition, officers, directors and employees of the Company, who will receive no extra compensation for their services, may solicit proxies by mail, facsimile, telephone, telegraph or personal call. The Annual Report for the year 2000, including financial statements, was first mailed to all shareholders together with this proxy statement on or about March 30, 2001.

                               VOTING SECURITIES

     Only holders of Common Stock and both series of $2.50 Cumulative Convertible Preferred Stock of record at the close of business on March 9, 2001 will be entitled to vote at the meeting or any adjournment thereof. As of that date, there were 48,426,134 shares of the Common Stock and 23,614 shares of the $2.50 Cumulative Convertible Preferred Stock of the Company issued and outstanding. Each share is entitled to one vote. New York law and the Company's bylaws require the presence in person or by proxy of shares representing a majority of the votes entitled to be cast at the Annual Meeting in order to constitute a quorum for the Annual Meeting. Shares represented at the meeting but as to which votes are withheld from director nominees or which abstain as to other matters, and shares held by brokers for their customers and represented at the meeting but as to which the brokers have received no voting instructions from their customers and thus do not have discretion to vote on certain matters ("Broker Non-Votes"), will be counted in determining whether a quorum has been attained.

     Assuming that a quorum is present, the election of directors will require a plurality of the votes cast and ratification of auditors will require a majority of the votes cast. Shares as to which votes are withheld or which abstain from voting on these matters and Broker Non-Votes will not be counted and thus will not affect the outcome with respect to these matters.

                             ELECTION OF DIRECTORS

     Nine directors are to be elected, each for a term of one year, to serve until the next Annual Meeting of shareholders or until their successors are elected and qualified. Unless specified to be voted otherwise, each proxy will be voted for the election of the nominees named below. All of the nominees have consented to serve as directors if elected. If at the time of the Annual Meeting any nominee is unable or declines to serve, the proxies may be voted for any other person who may be nominated by the Board of Directors to fill the vacancy, or the Board may be reduced accordingly.

                        NOMINEES FOR BOARD OF DIRECTORS

                                                                       Director
               Name and Principal Occupation                    Age     Since
               -----------------------------                    ---    --------
Rod F. Dammeyer.............................................    60       1999
  President, CAC llc
James M. Denny..............................................    68       1995
  Retired; Former Managing Director, William Blair Capital
Partners, LLC
Richard Fairbanks...........................................    60       1996
  Counselor, Center for Strategic & International Studies
William C. Foote............................................    50       1994
  Chairman of the Board, President and Chief Executive
Officer, USG Corporation
Deborah M. Fretz............................................    52       1993
  Senior Vice President, Mid-Continent Refining, Marketing &
Logistics, Sunoco, Inc.
Miles L. Marsh..............................................    53       1995
  Former Chairman of the Board and Chief Executive Officer,
Fort James Corporation
Michael E. Murphy...........................................    64       1990
  Retired; Former Vice Chairman, Chief Administrative
Officer, Sara Lee Corporation
John W. Rogers, Jr..........................................    42       1998
  Chairman of the Board and Chief Executive Officer, Ariel
Capital Management, Inc.
Ronald H. Zech..............................................    57       1994
  Chairman of the Board, President and Chief Executive
Officer of the Company

                   ADDITIONAL INFORMATION CONCERNING NOMINEES

     Mr. Dammeyer is President of CAC llc, a private company offering capital investment and management advisory services. Mr. Dammeyer retired as Managing Partner of Equity Group Corporate Investments, a diversified management and investment firm, in June 2000, having served in that position since February 1998. Mr. Dammeyer retired as Vice-Chairman of Anixter International, Inc., a global distributor of wiring systems and networking products, in December 2000, having previously served as its Chief Executive Officer from January 1993 to February 1998 and its President from October 1985 to February 1998. Mr. Dammeyer is also a director of Antec Corporation, Stericycle, Inc. and TeleTech Holdings, Inc. He is also a trustee of Van Kampen Closed-End Funds.

     Mr. Denny retired as a Managing Director of William Blair Capital Partners, LLC, a general partner of private equity funds affiliated with William Blair & Co., in December 2000, having served in that position since August 1995. Mr. Denny previously served as Vice Chairman of Sears, Roebuck and Co., a merchandising and financial services company, from February 1992 until August 1995. Mr. Denny is also a director of Allstate Corporation and ChoicePoint Inc., and is Chairman of the Board of Directors of Gilead Sciences, Inc.

     Mr. Fairbanks was named Counselor, Center for Strategic & International Studies, a nonprofit public policy research institution providing analysis on and assessment of the public policy impact of U.S. domestic, foreign and economic policy, international finance and national security issues, in April 2000, having served as its Chief Executive Officer since April 1999 and as its Managing

Director for Domestic & International Issues from April 1994 until April 1999. Mr. Fairbanks was formerly a U.S. Ambassador at Large. Mr. Fairbanks is also a director of Hercules, Inc., SEACOR SMIT, Inc. and SPACEHAB, Inc.

     Mr. Foote was named President of USG Corporation, an international manufacturer of building materials and industrial products, in August 1999, having previously been elected Chairman of the Board in April 1996 and having been previously named Chief Executive Officer of USG Corporation in January 1996. Mr. Foote is also a director of Walgreen Co.

     Ms. Fretz was named Senior Vice President, Mid-Continent Refining, Marketing & Logistics, of Sunoco, Inc., an energy company, in December, 2000, having previously served as Senior Vice President, Lubricants and Logistics, since January 1997 and Senior Vice President of Logistics from August 1994 to January 1997. Ms. Fretz is also a director of Cooper Tire & Rubber Company.

     Mr. Marsh resigned as Chairman of the Board and Chief Executive Officer of Fort James Corporation, a producer of consumer and commercial tissue products and food and consumer packaging, formed through the merger of James River Corporation and Fort Howard Corporation, in November 2000, having served in that position since August 1997. Mr. Marsh previously served as Chairman of the Board and Chief Executive Officer of James River Corporation from October 1995 until August 1997. Mr. Marsh is also a director of Whirlpool Corporation and Morgan Stanley Dean Witter & Co.

     Mr. Murphy retired as Vice Chairman, Chief Administrative Officer of Sara Lee Corporation, a diversified manufacturer of packaged food and consumer products, in October 1997, having served in that position since July 1993. Mr. Murphy is also a director of American General Corporation, Bassett Furniture Industries, Inc., Coach, Inc., True North Communications, Inc., Northern Funds and Payless ShoeSource, Inc.

     Mr. Rogers was elected Chairman of the Board and Chief Executive Officer of Ariel Capital Management, Inc., an institutional money management firm specializing in equities, in May 2000, having founded the firm in January 1983. He previously served as President and Co-Chief Investment Officer. In addition, Ariel Capital serves as the investment advisor, administrator and distributor of Ariel Mutual Funds. Mr. Rogers is also a director of Aon Corporation, Ariel Growth Fund (d/b/a Ariel Investment Trust), Bank One Corporation and Exelon Corporation.

     Mr. Zech was elected Chairman of the Board in April 1996, having been previously named Chief Executive Officer of the Company in January 1996, and President in July 1994. Mr. Zech served as Chief Operating Officer from July 1994 to January 1996. Mr. Zech is also a director of McGrath RentCorp and PMI Group, Inc. and two of the Company's subsidiaries, GATX Rail Corporation and GATX Capital Corporation.

                            COMMITTEES OF THE BOARD

     The Company's Audit Committee members are Ms. Fretz (Chair) and Messrs. Fairbanks, Foote and Rogers. In addition to recommending the nomination of the Company's independent auditors for election by the shareholders, the committee's functions include the review of: (i) the scope and fees for the yearly audit and the procedures to be utilized; (ii) the results of the audit, including any comments or recommendations of the independent auditors; (iii) the organizational structure and qualifications of the Internal Audit Department, its audit plan for the year and any planned changes therein; (iv) the independence of the Internal Audit Department and the independent auditors, including a consideration of the compatibility of management consulting services and related fees provided by the independent auditors with auditor independence;
(v) significant findings of the Internal Audit Department, management's response thereto, and any difficulties incurred in the conduct of such audits; (vi) the scope of audit activities to ensure no restrictions were placed on such activities; (vii) the adequacy of internal financial and accounting controls and the results of the independent and internal auditors' examination thereof;
(viii) matters relating to corporate financial and accounting policies and procedures; (ix) the Company's annual report to shareholders; (x) significant matters of litigation, legal compliance and procedures for monitoring compliance; (xi) areas of risk exposure, and how such matters are reflected in the Company's financial statements and reports; and
(xii) any matter brought to the committee's attention within the scope of its duties with the power to investigate and retain outside counsel or other consultants for this purpose. Prior to the release of the quarterly financial results, the committee is to assure that a review thereof has been performed by both management and independent auditors, including consultation with the committee or its Chair. During 2000, there were three meetings of the Audit Committee.

     The Company's Compensation Committee members are Messrs. Denny (Chair), Dammeyer, Marsh and Murphy. The committee's functions include: (i) approving the Company's total compensation philosophy and periodically evaluating compensation practices relative to such philosophy and to the market; (ii) approving salary changes, compensation programs and employment arrangements applicable to elected officers, operating company presidents and other employees whose salaries exceed a level established by the committee and, when the timing and business circumstances make a meeting of the full committee impractical, granting the Chief Executive Officer the authority to act on these matters after having made every effort to first consult with the committee Chair; (iii) reviewing the compensation levels and programs applicable to other employees whose incentive payments exceed a level periodically established by the committee; (iv) recommending to the Board of Directors salary changes, compensation programs and employment arrangements for the Chief Executive Officer; (v) administering the Company's Long Term Incentive Compensation Plans and other executive compensation programs; (vi) reviewing and approving significant changes to the Company's benefit programs; (vii) evaluating the performance of the Chief Executive Officer; (viii) reviewing annual salary increase budgets and salary ranges for the Company; (ix) reviewing the Company's depth of management and plans for management development and succession; (x) reviewing staffing changes among elected officers (except the Chief Executive Officer for which Board approval would be required) and operating company presidents; (xi) reviewing the compensation program for non-management board members and recommending changes to the Board of Directors as appropriate; and (xii) approving the Compensation Committee Report on Executive Compensation for inclusion in the Company's annual proxy statement. During 2000, there were four meetings of the Compensation Committee.

     The Company's Nominating Committee members are Messrs. Foote (Chair), Denny, Fairbanks and Marsh. Mr. Zech is an ex-officio member of the committee. The committee's functions include: (i) reviewing the performance of all members of the Board in their capacities as directors, including attendance and contributions to Board deliberations, and making such recommendations to the Board as may be appropriate; (ii) recommending to the Board of Directors nominees for election as director; (iii) recommending appointments to all Board committees; (iii) reviewing and approving any proposed outside directorships or trusteeships offered to senior officers of the Company; and (iv) making such recommendations to the Board of Directors as it may deem appropriate with respect to the size and makeup of the Board of Directors and related matters. The committee will consider nominees recommended by shareholders of the Company. Such nominations should be submitted to the Nominating Committee, c/o Ronald J. Ciancio, 500 West Monroe Street, Chicago, Illinois 60661, with a complete resume of the candidate's qualifications and background as well as a written statement from the candidate consenting to be a nominee and, if nominated and elected, to serve as director. During 2000, there were two meetings of the Nominating Committee.

     The Company's Retirement Funds Review Committee members are Messrs. Murphy (Chair), Dammeyer and Rogers and Ms. Fretz. The committee's functions include:
(i) monitoring overall investment performance and receiving reports from the Company's Retirement Funds Investment Committee pertaining thereto; (ii) approving recommended changes in broad asset allocation; (iii) approving recommended changes of investment managers; (iv) approving recommended changes in actuarial assumptions; and (v) approving recommended selections of trustees for the retirement plans. During 2000, there were four meetings of the Retirement Funds Review Committee.

     During 2000, there were nine meetings of the Board of Directors of the
Company: the regular annual meeting and eight special meetings. Each director attended at least 75% of the meetings of the Board and committees held while the director was a member during 2000.

                           COMPENSATION OF DIRECTORS

     Each non-officer director receives an annual retainer of $24,000 and an annual grant of 500 phantom units of Common Stock. In addition, each non-officer director receives an attendance fee of $1,000 for each attended meeting of the Board or a committee of the Board of which the director is a member. The Chair of each committee receives $1,500 for each meeting attended.

     The annual retainer is paid quarterly in arrears. Half of each quarterly installment is paid in cash and half in phantom units of Common Stock which are credited to each director's account in an amount determined by dividing the amount of such payment by the average of the high and low prices of the Company's Common Stock on the last trading day of the month in which the quarterly installment is paid. The annual grant is also credited to each director's account in quarterly installments in arrears. Each director's phantom Common Stock account is credited with additional phantom units of Common Stock representing dividends declared on the Company's Common Stock based on the average of the high and low prices of the Company's Common Stock on the date such dividend is paid. At the expiration of each director's service on the Board, settlement of the phantom units of Common Stock will be made as soon as is reasonably practical in Common Stock equal in number to the number of phantom units of Common Stock then credited to his or her account. Any fractional units will be paid in cash.

     Under the Deferred Fee Plan, non-officer directors may also defer receipt of the cash portion of their retainer, meeting fees, or both, such deferral to be in the form of either cash or phantom units of Common Stock. If the deferral is in cash, the deferred amount accumulates interest at a rate equal to the 20-year U.S. government bond rate. If the deferral is in phantom units of Common Stock, the units are credited to an account for each participating director along with dividends in the same manner as the quarterly retainer that is paid in phantom units of Common Stock described above. Five directors participated in the Deferred Fee Plan in 2000.

     In 1999, the Company established stock ownership targets for non-officer directors. The target ownership level for each director is a minimum of $200,000 of Common Stock, to be achieved over a five-year period. New directors will have five years following their election to the Board by the shareholders to achieve the ownership target. All directors have met or exceeded their ownership targets for 2000.

     At the 1999 Annual Meeting, the shareholders approved an amendment to the 1995 Long Term Incentive Compensation Plan ("LTICP" or "1995 Plan") to allow each non-employee director to receive non-qualified stock options in an amount determined by the Compensation Committee, but not to exceed 5,000 shares per year. On June 8, 2000, the Compensation Committee granted each non-employee director options to purchase 1,000 shares of Common Stock at $36.22 per share, a price equal to the average of the high and low prices of the Company's Common Stock on the New York Stock Exchange on that date. These options vest on June 8, 2001 and will expire on June 8, 2010, or earlier if a director leaves the Board.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The Company's executive officers participate in various incentive compensation programs more fully described below under the caption "Compensation Committee Report on Executive Compensation." The table below sets forth the annual and long-term compensation paid or deferred by the Company to or for the account of the Chief Executive Officer, each of the other four most highly compensated executive officers, David M. Edwards, who was elected President of GATX Rail Corporation, a subsidiary of the Company, during 2000 and who ceased to be an executive officer of the Company, and David B. Anderson, who resigned from the Company during 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                       Long-Term
                                                                                     Compensation
                                                                          -----------------------------------
                                           Annual Compensation                     Awards             Payouts
                                   ------------------------------------   -------------------------   -------
                                                                                        Securities
                                                                          Restricted    Underlying
                                                           Other Annual     Stock      Options/SARs    LTIP      All Other
         Name and                                Bonus     Compensation    Award(s)       (# of       Payouts   Compensation
    Principal Position      Year   Salary($)   ($)(1)(2)       ($)          ($)(3)       shares)        ($)        ($)(4)
    ------------------      ----   ---------   ---------   ------------   ----------   ------------   -------   ------------
Ronald H. Zech              2000    700,000     477,627       4,583              0       140,662      965,470      39,278
Chairman, President and     1999    650,000     509,113       4,625              0        60,000      265,839      16,878
Chief Executive Officer     1998    587,500     485,557       4,625              0        52,000      358,613      14,865
David M. Edwards            2000    350,000     295,379       6,360        362,188        34,185      678,715       8,051
President and Chief         1999    332,576     196,203       5,830              0        31,000      93,734        7,280
Executive Officer           1998    283,333     210,000       3,875              0        15,000      126,345       6,884
GATX Rail Corporation
David B. Anderson           2000    323,000     169,301       6,387              0        22,605      186,120       4,800
Former Vice President,      1999    317,667     187,408       5,135              0        11,000      114,392       4,800
Corporate Development,      1998    307,000     196,460       4,375              0        12,000      147,762       4,800
General Counsel and
Secretary
Brian A. Kenney             2000    273,636     143,734       4,981        289,750        23,278      84,027        5,100
Vice President,             1999    218,182     112,267       3,175              0         8,000           0        4,800
Chief Financial Officer     1998    193,333      97,822       3,175         25,572         6,000           0        4,800
Ronald J. Ciancio (5)       2000    194,227     114,115       2,120              0         6,000           0        5,231
Vice President, General
Counsel and Secretary
Gail L. Duddy               2000    200,000      94,890       4,823        181,094        17,058      69,952        5,100
Vice President              1999    173,750     100,000       4,875              0         5,000           0        4,800
Human Resources             1998    158,667      69,207       4,875              0         5,000           0        4,800
Clifford J. Porzenheim (5)  2000    173,333     101,153       5,080        144,875        12,217           0        4,333
Vice President              1999    168,708     103,921       4,070              0         5,000           0        4,800
Corporate Strategy

---------------
(1) Amounts reflect bonus payments earned for the years set forth opposite the specified payments.

(2) Includes amounts in 1999 and 2000 exchanged to acquire stock options under the Exchange Stock Option Program.

(3) Dividends are paid on all restricted stock and phantom restricted stock awarded by the Company. The number of shares and value of restricted stock held as of December 31, 2000 were 700 shares valued at $34,916 for Mr. Kenney. The number of shares and value of phantom restricted stock held as of December 31, 2000 were 10,000 shares valued at $498,800 for Mr. Edwards, 8,000 shares valued at $399,040 for Mr. Kenney, 5,000 shares valued at $249,400 for Ms. Duddy and 4,000 shares valued at $199,520 for Mr. Porzenheim. All awards during 2000 were phantom restricted stock that vest in 18 months. The value of each restricted and phantom restricted stock award is based on a closing price of $49.88 on December 31, 2000.

(4) Includes for 2000 contributions made by the Company to the Company's Salaried Employees Retirement Savings Plan (the "Savings Plan") in the amount of $5,100 for Ms. Duddy and for Messrs. Zech, Edwards, Kenney and Ciancio, $4,800 for Mr. Anderson and $ 4,333 for Mr. Porzenheim. It also includes above-market amounts earned, but not currently payable, on compensation previously deferred under the Company's 1984, 1985 and 1987 Executive Deferred Income Plans for Messrs. Zech, Edwards and Ciancio of $14,494, $2,951 and $131, respectively. It also includes above-market interest on Mr. Zech's Deferred Compensation Plan in the amount of $ 19,684.

(5) Mr. Ciancio became an executive officer during 2000. Mr. Porzenheim became an executive officer during 1999.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The table below sets forth information concerning stock options granted during 2000 to each of the named executive officers.

                                                                                        Potential Realizable
                                                                                              Value at
                                 Individual Grants                                         Assumed Annual
------------------------------------------------------------------------------------          Rates of
                              Number of                                                      Stock Price
                              Securities     % of Total                                     Appreciation
                              Underlying    Options/SARs                                     for Option
                             Options/SARs    Granted to    Exercise or                         Term(3)
                               Granted      Employees in    Base Price    Expiration   -----------------------
           Name                 (#)(1)      Fiscal Year    ($/Share)(2)      Date        5% ($)       10 ($)
           ----              ------------   ------------   ------------   ----------     ------       ------
Ronald H. Zech.............    120,000         13.73%        $30.4688     3/10/2010    $2,299,400   $5,827,130
                                20,662          2.36%        $28.6875     1/28/2010    $  372,772   $  944,677
David M. Edwards...........     31,000          3.55%        $30.4688     3/10/2010    $  594,012   $1,505,342
                                 3,185          0.36%        $28.6875     1/28/2010    $   57,462   $  145,620
David B. Anderson..........     15,000          1.72%        $30.4688     3/10/2010    $  287,425   $  728,391
                                 7,605          0.87%        $28.6875     1/28/2010    $  137,205   $  347,704
Brian A. Kenney............     21,000          2.40%        $30.4688     3/10/2010    $  402,395   $1,019,748
                                 2,278          0.26%        $28.6875     1/28/2010    $   41,098   $  104,151
Ronald J. Ciancio..........      6,000          0.69%        $30.4688     3/10/2010    $  114,970   $  291,357
Gail L. Duddy..............     13,000          1.49%        $30.4688     3/10/2010    $  249,102   $  631,272
                                 4,058          0.46%        $28.6875     1/28/2010    $   73,212   $  185,534
Clifford J. Porzenheim.....      8,000          0.92%        $30.4688     3/10/2010    $  153,293   $  388,475
                                 4,217          0.48%        $28.6875     1/28/2010    $   76,081   $  192,803

---------------
(1) Fifty percent of all options expiring on March 10, 2010 may be exercised commencing one year from the date of grant, an additional 25% commencing two years from the date of grant, and the remaining 25% commencing three years from the date of grant. Options expiring on January 28, 2010 were acquired under the Exchange Stock Option Program in lieu of bonus amounts earned in 1999 and otherwise payable in 2000 as follows: Mr. Zech ($127,278); Mr. Edwards ($19,620); Mr. Anderson ($46,857); Mr. Kenney ($14,032); Ms. Duddy
    ($24,997); Mr. Porzenheim ($25,977). These options may be exercised immediately.

(2) The exercise price is equal to the average of the high and low prices of the Company's Common Stock on the New York Stock Exchange on the date of grant.

(3) The dollar amounts under these columns are the result of calculations at assumed annual rates of appreciation of 5% and 10% for the ten year term of the stock options as prescribed by the rules of the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the Company's Common Stock price.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The table below sets forth certain information concerning the exercise of stock options during 2000 by each of the named executive officers, the number of unexercised options and the 2000 year-end value of such unexercised options computed on the basis of the difference between the exercise price of the option and the closing price of the Company's Common Stock at year-end ($49.88).

                                                               Number of Securities
                                                              Underlying Unexercised       Value of Unexercised In-
                                                              Options/SARs at Fiscal        the-Money Options/SARs
                              Shares                               Year-End (#)             at Fiscal Year-End ($)
                            Acquired on        Value        ---------------------------   ---------------------------
           Name              Exercise     Realized ($)(1)   Exercisable   Unexercisable   Exercisable   Unexercisable
           ----             -----------   ---------------   -----------   -------------   -----------   -------------
Ronald H. Zech............    38,000          983,438         377,662        163,000       8,199,556      2,773,776
David M. Edwards..........    12,000          309,267         121,935         50,250       2,780,486        866,382
David B. Anderson.........    40,000          812,624          53,105         23,500         925,066        378,913
Brian A. Kenney...........         0                0          30,778         26,500         597,059        464,522
Ronald J. Ciancio.........         0                0          22,550         10,050         432,976        160,073
Gail L. Duddy.............         0                0          32,308         16,750         691,710        291,075
Clifford J. Porzenheim....         0                0          23,692         11,625         442,134        192,749

---------------
(1) Amounts represent the aggregate pre-tax dollar value realized upon the exercise of stock options as measured by the difference between the market value of the Company's Common Stock and the exercise price of the option on the date of exercise.

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

     The table below sets forth certain information regarding long-term incentive plan awards (expressed in number of units each representing a share or share equivalent of Common Stock) made to certain named executive officers during 2000:

                                                                                            Estimated Future
                                                                                                Payouts
                                                    Number of         Performance        Under Non-Stock Price-
                                                     Shares,           or Other              Based Plans(1)
                                                     Units or        Period Until        ----------------------
                                                      Other          Maturation or       Target        Maximum
                      Name                          Rights (#)          Payout             (#)           (#)
                      ----                          ----------       -------------       ------        -------
Ronald H. Zech..................................      20,226           2000-2002         20,226         60,678
David M. Edwards................................       4,103           2000-2002          4,103         12,309
David B. Anderson...............................       2,790           2000-2002          2,790          8,370
Brian A. Kenney.................................       3,282           2000-2002          3,282          9,846
Gail L. Duddy...................................       1,805           2000-2002          1,805          5,415
Clifford J. Porzenheim..........................       1,149           2000-2002          1,149          3,447

---------------
(1) Payouts are based on the Company's percentile ranking in the MidCap 400 on total shareholder return ("TSR") and on a combination of economic earnings and capital employed growth, and are paid in Common Stock and cash following completion of a three year performance period. No payout will be made with respect to a performance measure unless the threshold performance level on that measure is achieved. The target amounts, plus an amount equal to additional units representing reinvested dividends during the performance period, will be earned if target TSR and specified combinations of economic earnings and capital employed growth are achieved or if the target is exceeded on one performance measure and not achieved on the other; the maximum amount plus an amount equal to additional units representing reinvested dividends will be earned if target TSR and specified combinations of economic earnings and capital employed growth are exceeded by specified amounts.

          TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     The Company has entered into agreements with Ms. Duddy and Messrs. Zech, Edwards, Kenney, Ciancio and Porzenheim which provide for certain benefits upon termination of employment after a "change of control" or disposition of the Company or one of its subsidiaries. All agreements provide for employment with the Company at salaries to be determined from time to time by the Board of Directors and with incentive compensation and employee benefits commensurate with the executives' salaries and positions. Each agreement provides that the executive's employment may be terminated at will by the Company, but if terminated or "constructively terminated" within two years following a "change of control" or disposition of the Company or one of its subsidiaries for any reason other than cause or the executive's death, retirement or total disability, the executive will be entitled to: (i) twice the executive's annual salary and target bonus that would have been payable under the Management Incentive Plan ("MIP") or any comparable successor thereto for the year in which termination or constructive termination occurs, less other payments under the Company's standard severance policy; (ii) continued participation in the Company's medical, dental, disability and life insurance plans for up to two years after termination; (iii) financial counseling and tax preparation services; (iv) payment of outplacement services; (v) an additional retirement income benefit calculated as if employment had terminated two years after actual termination assuming continuation of the same compensation (including the average of the bonuses paid during the five prior years); and (vi) if any payment made under the agreements creates an obligation to pay excise tax in accordance with Internal Revenue Code Sections 280G and 4999, an additional amount (the "Make-Whole Amount") equal to the excise tax and any related income taxes and other costs. "Cause" means a willful and material breach of employment obligations likely to materially damage the Company; "a change of control" means any of the following events: (1) receipt by the Company of a Schedule 13D confirming that a person owns beneficially 20% or more of the Company's stock;
(2) any tender offer, where the offeror owns 20% or more of the Company's stock or three business days before the offer terminates could beneficially own 50% of the Company's stock; (3) the consummation of any merger in which the Company's voting stock does not represent 70% of the surviving corporation's voting stock or at least 50% of the Company's directors are not directors of the surviving corporation; (4) a change in the majority of the Board of Directors of the Company such that for any period of two consecutive years new Board members are not elected or nominated by at least a two-thirds vote of directors who were either directors at the beginning of the period or whose election or nomination for election was so approved; or (5) a determination by the Board of Directors that the cumulative effect on the Company of the sale or other disposition of all of the Company's Common Stock or substantially all of the assets of one or more Company subsidiaries warrants the conclusion that a change of control has occurred for purposes of this Agreement; and "constructive termination" includes, unless otherwise agreed to by the executive, a significant reduction in the nature or scope of authority, duties or responsibilities, a material change in location, a reduction in perquisites or compensation, the imposition of unreasonable travel requirements, a diminution in employee welfare plans, a diminution in eligibility to participate at the same level in bonus, stock option and other similar plans, a reasonable determination by the executive that a change in circumstances affecting the Company or its management prevents the executive from effectively exercising his authorities, duties, functions and responsibilities or the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform under this agreement. An executive is not entitled to termination payments following disposition of a subsidiary in which the executive was primarily employed if the executive is employed with the successor of the subsidiary for two years following disposition. The appropriate maximum amount that would be payable under each of the foregoing agreements (excluding the Make-Whole Amount, if any, payable thereunder, which is not determinable at this time) on the date hereof, is as follows: Mr. Zech ($3,152,634); Mr. Edwards ($1,460,841); Mr. Kenney ($1,143,361); Mr. Ciancio ($950,870); Ms. Duddy ($765,853); Mr. Porzenheim
($648,248).

     Ms. Duddy and Messrs. Zech, Edwards, Kenney, Ciancio and Porzenheim also participate in the Company's LTICP under which the Company's executive officers and certain key employees may receive Stock Options, Stock Appreciation Rights ("SARs"), Restricted Stock Rights, Restricted Common Stock, Performance Awards or Individual Performance Units ("IPUs"). The LTICP provides that upon a "change of control" as described above, (i) all outstanding Stock Options and SARs held by executive officers become immediately exercisable; (ii) optionees will have the right for a period of thirty days to have the Company purchase or to exercise for cash (a) Non-Qualified Stock Options or any tandem SARs at a per share price (the "Acceleration Price") equal to the excess over the option price of the highest of (1) the highest reported price of the Company's Common Stock in the prior sixty days, (2) the highest price included in any report on
Schedule 13D (referred to above) paid within the prior sixty days, (3) the highest tender offer price paid and (4) the fixed formula per share price in any merger, consolidation or sale of all or substantially all of the Company's assets, and (b) incentive stock options or any tandem SARs at a per share price equal to the difference between the then fair market value of the Common Stock and the option price, provided, however, that during such thirty day period the Company may purchase any such incentive stock option or SAR at the Acceleration Price; (iii) all Restricted Stock Rights which have been outstanding will be immediately exchanged for Common Stock and all Restricted Common Stock held by the Company for participants will be distributed free of any further restrictions, together with all accumulated interest, dividends and dividend equivalents, and all earned Performance Awards; and (iv) all IPUs shall be immediately redeemed on the same basis as if the performance goals had been achieved, and for purposes of calculating the redemption value, the fair market value of the Company's Common Stock will be equal to the average price of the Common Stock during the five business days immediately preceding such event. In addition, agreements with participants provide that upon the occurrence of a "change of control" restricted Stock rights on shares of phantom restricted Common Stock shall immediately be exchanged for a number of shares of Common Stock equal to the number of restricted stock rights on shares of phantom restricted Common Stock so exchanged, and all such shares of Common Stock and dividend equivalents shall then be immediately distributed to participants free of all restrictions in exchange for phantom stock rights or phantom restricted Common Stock.

     Mr. Anderson resigned from the Company effective August 31, 2000. The Company entered into a Separation Agreement with Mr. Anderson dated August 14, 2000 that provides Mr. Anderson with the following benefits: (a) the continuation of his salary, health insurance coverage, car allowance, and participation in Company life insurance, disability, pension and 401(k) plans until March 31, 2001; (b) payment for financial planning until December 31, 2000 and (c) bonus award for the 2000 plan year and a payment for IPUs for the 1998-2000 performance period. In addition, options covering 7,500 shares granted on March 10, 2000 will vest on March 10, 2001. All stock options not vested on or before March 31, 2001 will lapse.

     The Company adopted Executive Deferred Income Plans effective September 1, 1984 (the "1984 EDIP"), July 1, 1985 (the "1985 EDIP") and December 1, 1987 (the
"1987 EDIP") (collectively the "EDIPs"). The EDIPs permitted directors to defer receipt of their fees and certain employees (including executive officers of the Company) to defer receipt of up to 20% of their annual base salaries from compensation earned during the year following the effective date of the EDIP pursuant to participation agreements entered into between the Company and each participant. EDIP participants were offered an opportunity to amend their participation agreements to provide for a determination by the Compensation Committee, within ten days following a "change of control" as described above, whether agreements with participants who accepted the amendment will either (a) continue to provide for the payment of benefits thereunder in installments as described in the agreement or (b) terminate and provide a single lump sum payment to participants. Participants are no longer making deferrals for EDIPs.

                           EMPLOYEE RETIREMENT PLANS

     The Company's Non-Contributory Pension Plan for Salaried Employees (the "Pension Plan") covers salaried employees of the Company and most of its domestic subsidiaries. Subject to certain limitations imposed by law, pensions are based on years of service and average monthly compensation during: (i) the five consecutive calendar years of highest compensation during the last 15 calendar years preceding retirement or the date on which the employee terminates employment or (ii) the 60 consecutive calendar months preceding retirement or the date on which the employee terminates employment, whichever is greater. Illustrated below are estimated annual benefits payable upon retirement to salaried employees, including executive officers, assuming normal retirement at age 65. Benefits shown below are calculated on a straight life annuity basis, but the normal form of payment is a qualified joint and survivor pension. Benefits under the Pension Plan are not subject to any deduction for Social Security or other offset amounts.

                                                ESTIMATED ANNUAL PENSION BENEFITS
   AVERAGE ANNUAL       ---------------------------------------------------------------------------------
  COMPENSATION FOR        5 YEARS      10 YEARS      15 YEARS      20 YEARS      25 YEARS      30 YEARS
APPLICABLE PERIOD ($)   SERVICE ($)   SERVICE ($)   SERVICE ($)   SERVICE ($)   SERVICE ($)   SERVICE ($)
---------------------   -----------   -----------   -----------   -----------   -----------   -----------
     $  200,000            15,291        30,589        45,884        61,178        76,473        91,767
        400,000            31,791        63,589        95,384       127,178       159,973       190,767
        600,000            48,291        96,589       145,884       193,178       241,473       289,767
        800,000            64,791       129,589       194,384       259,178       323,973       388,767
      1,000,000            81,291       162,589       244,884       325,178       406,473       487,767
      1,200,000            97,791       195,589       293,384       391,178       488,973       586,767
      1,400,000           114,291       228,589       342,884       457,178       571,473       685,767
      1,600,000           130,791       261,589       392,384       523,178       653,973       784,767

Compensation covered by the Pension Plan is shown in the salary and bonus columns in the Summary Compensation Table. Annual benefits in excess of certain limits imposed by the Employee Retirement Income Security Act of 1974 or the Internal Revenue Code on payments from the Pension Plan will be paid by the Company under its Excess Benefit Plan and Supplemental Retirement Plan and are included in the above table.

     The executive officers named in the Cash Compensation Table have the following number of years of credited service: Mr. Zech, 23 years; Mr. Edwards, 19 years; Mr. Kenney, 5 years; Mr. Ciancio, 20 years; Ms. Duddy, 8 years; and Mr. Porzenheim, 4 years.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION POLICY AND OBJECTIVES

     The Company's policy is to provide a competitive and balanced total compensation program that is structured to attract, retain and motivate highly qualified management personnel and to increasingly align management interests with those of the Company's shareholders. This policy has been developed under the supervision of the Compensation Committee of the Board of Directors which periodically reviews the policy and oversees its implementation.

     The principal components of the total compensation program for executive officers of the Company are base salary, annual incentive awards provided under the MIP, and long-term incentive awards provided under the LTICP. As described herein, annual and long-term incentive awards are contingent upon the achievement of specific goals by the Company and its subsidiaries. The Compensation Committee annually reviews and approves executive salary levels and the design of the MIP and LTICP, and regularly evaluates the Company's total compensation program to assure that it adequately reflects the manner and level of compensation deemed appropriate for the executive officers of the Company.

     Competitive compensation levels are determined based on analyses of annual and long-term compensation data reported in nationally recognized compensation surveys of companies of comparable size in a diversified group of industries. The companies in the compensation surveys are hereinafter referred to as the "Comparative Group." It is believed that the Comparative Group represents a valid cross-section of executive talent for which the Company competes. Moreover, comparison to companies that might be considered more direct competitors in the businesses in which the Company and its subsidiaries engage is not feasible since most of these companies are either privately held or subsidiaries of larger organizations, and therefore information on compensation levels is not publicly available. The Compensation Committee believes that the Company's most direct competitors for executive talent are not necessarily those companies that would be included in the S&P 500 Index or the MidCap 400 Index (as referred to in the section entitled "Performance Graph"); thus, the Comparative Group may include companies not included in those indices. The level of compensation on each component of the compensation program described in the preceding paragraph is targeted at the middle range of compensation paid by companies in the Comparative Group. In any given year, the compensation level for any executive officer of the Company may be more or less than the corresponding compensation level paid by companies in the Comparative Group, based upon Company and/or individual performance.

     Impact of GATX/Airlog Litigation. In the first quarter of 2001, the Company learned that the outcome of the GATX/Airlog litigation (as reported in the Company's Annual Report on Form 10-K) would be unfavorable. The litigation related to the modification of certain aircraft from passenger to freighter configuration between 1988 and 1994. Its resolution required the Company to take a material, non-recurring charge against 2000 earnings and will adversely affect future IPU payments to the Company's senior management under the LTICP. The outcome of the litigation will have no impact on annual incentives paid for operating results to participants in the MIP.

BASE SALARIES

     The base salaries of the Company's named executive officers are targeted at the median base salary levels of executives of the Comparative Group, giving consideration to the comparability of responsibilities and experience. Salary adjustments for executive officers of the Company and other senior level employees are reviewed by the Compensation Committee every 18 months. In each case, salary adjustments are based on an assessment of the individual performance and contribution of each employee over the review period and an analysis of the salary practices of the Comparative Group for positions of similar responsibilities. No specific weights are assigned to these factors. Mr. Zech's base salary was increased effective May 1, 2000 from $650,000 to $725,000 based on both his personal performance and the results achieved by the Company. The salaries paid in 2000 to Mr. Zech and to the named executive officers as a group were generally consistent with the median base salaries paid by companies in the Comparative Group to executives with similar experience and responsibilities.

ANNUAL INCENTIVE COMPENSATION

     Executive officers and key managers of the Company are eligible to participate in the MIP. The MIP reinforces the Company's pay for performance policy by providing annual cash payments to executives based upon the achievement of Company, subsidiary, and individual performance goals. Target incentive awards are paid only when financial or a combination of financial and individual performance objectives are achieved.

     Each year, the Compensation Committee establishes both target financial objectives for the Company and each of its subsidiaries, and a schedule specifying the percentage of target incentive awards payable for actual performance. No incentives are payable unless specified thresholds are achieved. In 2000, financial objectives were expressed in terms of: (a) budgeted net income and (b) a combination of economic earnings and growth in capital employed. Target incentive awards for the Company's named executive officers ranged from 40% to 72% (75% annualized) of base salary, depending on the officer's position. The maximum incentive award was 200% of the target incentive award (subject to the Chief Executive's discretionary authority to increase or decrease any participant's award, other than his own, by 25%). The MIP award for Mr. Zech was based 80% on consolidated net income and 20% on consolidated economic earnings and capital employed growth. The awards for Messrs. Anderson and Kenney and Ms. Duddy were based 40% on consolidated net income, 40% on subsidiary net income weighted in proportion to the budgeted contribution of each subsidiary to consolidated net income, and 20% on consolidated economic earnings and capital employed growth. The award for Mr. Edwards was based 20% on consolidated net income, 60% on his business segment's net income, and 20% on consolidated economic earnings and capital employed growth. The awards for Messrs. Ciancio and Porzenheim were based 15% on consolidated net income, 15% on weighted subsidiary net income, 20% on consolidated economic earnings and capital employed growth, and 50% on the achievement of individual performance objectives.

     Mr. Zech's incentive target was increased from 65% to 75% of salary, effective in May. For 2000, Mr. Zech earned a bonus of $477,627 under the MIP based on the factors described above. This payment represents 68% of Mr. Zech's salary and 95% of his target award.

     Mr. Zech and selected members of senior management are eligible to participate in the Exchange Stock Option Program under which participants may irrevocably elect to exchange up to 25% of their pensionable incentive payments for stock options. The purchase price of the options is based on a percentage of the Black Scholes value of stock options on GATX Common Stock as specified by the Compensation Committee. These options were granted on January 26, 2001 with an exercise price equal to 100% of the fair market value of GATX Common Stock. Mr. Zech exchanged $119,407 of bonus otherwise payable in 2001 for an option to purchase 16,515 shares of Common Stock.

LONG-TERM INCENTIVE COMPENSATION

     Long-term incentive compensation opportunities are provided pursuant to the LTICP to attract and retain qualified executive personnel, to encourage ownership of the Company's stock by key executives, and to promote a close identity of interests between the Company's management and its shareholders. LTICP awards are provided to the Chief Executive Officer and selected members of senior management primarily in the form of stock options and IPUs. LTICP awards are provided to other key employees primarily in the form of stock options. In 2000, approximately 275 employees received awards under the LTICP. The size of awards made under the LTICP is based on qualitative factors considered appropriate by the Compensation Committee, taking into account the scope of the participant's responsibilities, the participant's performance, the size of previous grants and competitive practices. In 2000, LTICP awards to the Company's executive officers were on par with median long-term incentive opportunities provided by the companies in the Comparative Group.

     Stock options are granted as an incentive to encourage and enhance positive performance and to align the interest of the Company's employees with its shareholders. Options are granted at a price equal to the average of the high and low prices of the Company's Common Stock on the New York Stock Exchange on the date of grant, and will have value only if the Company's stock price increases. Each of the executive officers named in the Compensation Table received an option grant in 2000 based on the factors described above. Mr. Zech was granted an option to purchase 120,000 shares of the Company's Common Stock at a price equal to the market price on the date of grant.

     The purpose of IPUs is to focus attention on superior, sustained long-term Company performance. The number of IPUs granted to each participant is calculated by dividing a specified percentage of base salary by the market value of the Company's Common Stock on the date of grant. IPUs are subject to redemption in cash, Common Stock or both at the discretion of the Compensation Committee if the Company's performance over a three-year period (the "Performance Period") reaches target levels established by the Compensation Committee. Performance for the 1998-2000 IPU Plan was measured in terms of the Company's total shareholder return (TSR) relative to the TSR of companies in the MidCap 400 and on consolidated or subsidiary return on common equity. Performance for 1999-2001 and thereafter is measured in terms of TSR as described above and on a combination of economic earnings and capital employed growth. The number of IPUs redeemed may be more or less than the number granted based on the extent to which performance exceeds or falls short of target levels. The maximum number of IPUs that may be redeemed is three times the number granted plus an amount representing reinvested dividends. On each dividend payment date during the Performance Period, participants are credited with additional IPUs equal in amount to the dividend paid divided by the market value of the Company's Common Stock on such date. The maximum number of IPUs is redeemable only if the Company's actual economic earnings and capital employed growth over the Performance Period exceed specified levels and the Company's TSR is at or above a specified percentile TSR level in the MidCap 400. The amount of payment for redeemed IPUs is equal to the market value of the Company's Common Stock on the date of redemption. In 2000, Mr. Zech received a grant of 20,226 IPUs covering the 2000-2002 Performance Period based on the considerations described above. Mr. Zech earned a payment of $965,470 for the Performance Period ending in 2000.

POLICY ON DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code limits the deductibility to the Company of compensation in excess of one million dollars paid to the CEO or any of the named executive officers during any taxable year. Compensation that meets the requirements of performance-based compensation is excluded from this limitation. Appropriate steps have been taken to qualify certain awards made under the Company's LTICP as performance-based. In addition, if it is determined that any compensation payable in excess of one million dollars is not performance-based, the Compensation Committee may require, as it has in the past, that such excess be deferred until it becomes deductible. While the tax impact of compensation arrangements is an important factor to be considered, such impact will be evaluated in light of the Company's overall compensation philosophy and objectives. The Compensation Committee believes there may be circumstances in which its ability to exercise discretion outweighs the advantages of qualifying compensation under Section 162(m), and may, from time to time, provide compensation that is not fully deductible if it determines that doing so is in the best interests of the Company's shareholders.

STOCK OWNERSHIP TARGETS

     To underscore the importance of stock ownership by management, the Company has established stock ownership targets for approximately 80 employees eligible for awards under the LTICP. Ownership targets are based on salary and position in the Company and must be attained within five years. The five-year time period is extended for newly hired and promoted executives. The targets specify that the Chief Executive Officer, direct reports to the Chief Executive Officer, other named executive officers and certain other participants own GATX Common Stock with a minimum value equivalent to four, two and one-half, three-fourths and one-half times base salary, respectively. All named executive officers, and the group in aggregate, have exceeded their respective ownership targets for 2000.

     This report is submitted by the Compensation Committee of the Board of Directors of GATX Corporation.

                                        James M. Denny (Chair)
                                        Rod F. Dammeyer
                                        Miles L. Marsh
                                        Michael E. Murphy

                               PERFORMANCE GRAPH

     The following performance graph sets forth a comparison of the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock (on a dividend reinvested basis utilizing the closing price on December 31, 1995 as the base) with the cumulative total shareholder return of the companies within the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Standard & Poor's MidCap 400 Index ("MidCap 400") and the Russell 1000 Financial Services Index ("Russell 1000 Finance"). The Russell 1000 Finance index, a broadly diversified index comprised of a wide range of finance companies including the Company, provides a relevant performance benchmark for financial service companies. Incorporating this index into the performance graph reflects the Company's increased focus on its financial service businesses.

     The performance graph reflects a weighted average comparison based upon the market capitalization of each company and assumes $100.00 was invested in GATX Common Stock and each of the indices on December 31, 1995, and that all dividends were reinvested.

                                  TOTAL RETURN
            GATX VS. S&P 500 VS. MIDCAP 400 VS. RUSSELL 1000 FINANCE PERFORMANCE GRAPH

                                                                                                              U.S. RUSSELL 1000
                                                GATX                 S&P 500               MIDCAP 400         FINANCIAL SERVICES
                                                ----                 -------               ----------         ------------------
1995                                             0.00                   0.00                   0.00                   0.00
1996                                             3.42                  22.68                  19.06                  29.45
1997                                            59.50                  63.29                  57.17                  91.27
1998                                            70.92                 109.57                  86.88                 108.41
1999                                            57.33                 153.34                 114.05                 115.21
2000                                           139.53                 130.46                 151.38                 171.51

                             AUDIT COMMITTEE REPORT

     The Audit Committee serves as the representative of the Board of Directors for general oversight of GATX's financial accounting and reporting process, system of internal controls, audit process and process of monitoring compliance with laws and regulations. GATX's management has primary responsibility for preparing GATX's financial statements and GATX's financial reporting process. GATX's independent auditors are responsible for expressing an opinion on the conformity of GATX's audited financial statements with generally accepted accounting principles. Each of the Audit Committee members satisfies the definition of independent director as established by the New York Stock Exchange Listing Standards. The Board has adopted a written charter for the Audit Committee which is included in this Proxy Statement as Appendix A.

     The Audit Committee has reviewed GATX's audited consolidated financial statements and discussed such statements with both management and Ernst & Young, GATX's independent auditors. In addition, both with and without management being present, the Audit Committee met with Ernst & Young as well as internal auditors to discuss results of their examinations, evaluations of GATX's internal controls and overall quality of GATX's financial reporting. Also, prior to each quarterly earnings release, a review of the quarterly financial results was performed by both management and the independent auditors, including consultation with the Audit Committee Chair.

     The Audit Committee has received from Ernst & Young the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Ernst & Young its independence. In this regard, the Audit Committee has considered the compatibility of non-audit services provided by Ernst & Young with auditor independence. The Audit Committee also discussed with Ernst & Young any matters required to be discussed by Statement of Auditing Standards No. 61, as amended (Communication with Audit Committees).

     Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors of GATX, and the Board has approved, that the audited financial statements be included in GATX's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

     This report is submitted by the Audit Committee of the Board of Directors of GATX Corporation.

                                        Deborah M. Fretz (Chair)
                                        Richard Fairbanks
                                        William C. Foote
                                        John W. Rogers, Jr.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the security ownership of each class of equity securities of the Company owned by each of the directors and named executive officers and by directors and executive officers as a group as of March 9, 2001:

                                                                 Shares of Common Stock
                                                                   Beneficially Owned
                  Name of Beneficial Owner                      as of March 9, 2001(1)(2)
                  ------------------------                      -------------------------
Ronald J. Ciancio...........................................               33,134
Rod F. Dammeyer.............................................                9,049
James M. Denny..............................................                8,514
Gail L. Duddy...............................................               56,827
David M. Edwards............................................              168,364
Richard Fairbanks...........................................               23,521
William C. Foote............................................               11,480
Deborah M. Fretz............................................                6,148
Brian A. Kenney.............................................               59,507
Miles L. Marsh..............................................                7,675
Michael E. Murphy...........................................               10,993
Clifford J. Porzenheim......................................               42,151
John W. Rogers, Jr..........................................                6,066
Ronald H. Zech..............................................              537,715
Directors and Executive Officers as a group.................            1,024,149

---------------
(1) Includes phantom units of Common Stock credited to the accounts of individuals as follows: Mr. Ciancio (2,000); Mr. Dammeyer (1,049); Mr. Denny (4,880); Ms. Duddy (7,000); Mr. Edwards (10,000); Mr. Fairbanks (5,521); Mr.
    Foote (9,318); Ms. Fretz (4,445); Mr. Kenney (12,000); Mr. Marsh (4,445);
    Mr. Murphy (5,933); Mr. Porzenheim (6,000); Mr. Rogers (2,566) and directors and executive officers as a group (38,157). Also includes shares which may be obtained by exercise of previously granted options within 60 days of March 9, 2001 by Mr. Ciancio (26,241); Mr. Denny (1,000); Ms. Duddy (42,089); Mr. Edwards (131,435); Mr. Fairbanks (1,000); Mr. Foote (1,000);
    Ms. Fretz (1,000); Mr. Kenney (42,868); Mr. Marsh (1,000); Mr. Murphy (1,000); Mr. Porzenheim (31,189); Mr. Rogers (1,000); Mr. Zech (454,177) and
    directors and executive officers as a group (771,566).

(2) Each person has sole investment and voting power (or shares such powers with his or her spouse), except with respect to phantom units of Common Stock and option grants. With the exception of Mr. Zech, who beneficially owned 1.11% of the Company's outstanding shares of Common Stock, none of the directors and executive officers owned 1% of the Company's outstanding shares of Common Stock. Directors and executive officers as a group beneficially owned approximately 2.16% of the Company's outstanding shares of Common Stock. No director or executive officer owns any Preferred Stock.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms filed.

     Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during the 2000 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following are the only persons known to the Company to beneficially own more than 5% of the Company's Common Stock:

                                                                                      Percent of
                                                                      Shares            Common
            Name and Address of Beneficial Owner                Beneficially Owned      Stock
            ------------------------------------                ------------------    ----------
Warren E. Buffett(1)........................................      7,340,700            15.16
1440 Kiewit Place
Omaha, NE 68131
State Farm Mutual Automobile Insurance Company(2)...........      5,890,600            12.16
One State Farm Plaza
Bloomington, IL 61710

---------------
(1) According to a Schedule 13G dated March 10, 2000, Warren E. Buffett, Berkshire Hathaway Inc., OBH, Inc. (all at the same address) and National Indemnity Company (at 3024 Harney Street, Omaha, Nebraska 68131) beneficially own and share voting and dispositive power over 7,340,700 shares of Common Stock and Geico Corporation and Government Employees Insurance Company (both at 1 Geico Plaza, Washington, D.C. 20076) share voting and dispositive power over 2,800,000 of these shares (5.78% of the outstanding Common Stock).

(2) According to a Schedule 13G dated February 13, 2001 State Farm Mutual Automobile Insurance Company ("State Farm") and certain of its affiliated entities, each of which owned shares of Common Stock with sole voting and investment power, may be deemed to constitute a "group" under the regulations of the Securities and Exchange Commission with regard to the beneficial ownership of 5,890,600 shares of Common Stock. State Farm and each of the entities disclaim that they are part of a group.

                      APPROVAL OF APPOINTMENT OF AUDITORS

     The Board of Directors has, based on the recommendation of the Audit Committee, appointed the firm of Ernst & Young LLP to audit the Company's 2001 financial statements, subject to approval by the shareholders. Ernst & Young LLP also served in this capacity in 2000. The Board proposes that the shareholders approve such appointment. However, if not approved, the Board will reconsider the selection of independent auditors.

     The Board of Directors recommends a vote for this proposal.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions by shareholders.

                                AUDIT FIRM FEES

     In connection with the new guidelines on auditor independence, the rules of the Securities and Exchange Commission require the Company to disclose fees billed by its independent auditors for services rendered to the Company for its fiscal year ended December 31, 2000.

AUDIT FEES

     The aggregate fees for professional services rendered by Ernst & Young in connection with (i) the audit of the annual financial statements set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 and (ii) the review of the Company's Quarterly Reports on Form 10-Q for 2000, were approximately $1,359,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no professional services rendered by Ernst & Young in 2000 relating to financial information systems design and implementation.

ALL OTHER FEES

     The aggregate fees for all other professional services rendered by Ernst & Young in 2000 were approximately $807,000. These fees included professional services related to pension and statutory audits, due diligence pertaining to acquisitions, registration statements, and consultation on (i) accounting standards, (ii) transactions and (iii) tax planning and compliance.

                 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Any shareholder proposal intended for inclusion in the Company's proxy material in connection with the Company's 2002 Annual Meeting must be received by the Company no later than November 30, 2001, and otherwise comply with the requirements of the Securities and Exchange Commission. Any shareholder who intends to present a proposal at the Company's 2002 Annual Meeting without inclusion in the Company's proxy material must send to the Company a notice of such proposal so that it is received no earlier than December 28, 2001 and no later than January 28, 2002, and must otherwise comply with the requirements of the Company's bylaws.

                               OTHER INFORMATION

     On August 14, 2000, the Company continued the liability policy initially procured in 1986 from A.C.E. Insurance Company Ltd. ("ACE") and continued the policy initially procured in 1995 from Federal Insurance Company ("Federal"). Both the Federal and ACE policies insure the Company in the event the Company is required to indemnify a director or officer. The Federal and ACE policies also insure directors and officers for those instances in which they may not be indemnified by the Company. A policy previously provided by Corporate Officers and Directors Assurance Ltd. ("CODA") was replaced with a second policy from ACE. The Federal and both ACE policies expire on August 14, 2003. During 2000 the Company paid premiums of $306,900 to Federal and $263,000 to ACE.

     The Board of Directors does not know of any matters to be presented at the meeting other than those mentioned above. If any other matters do come before the meeting, the holders of the proxy will exercise their discretion in voting thereon.

                                        By order of the Board of Directors

                                        Ronald J. Ciancio
                                        Secretary

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

     The Audit Committee of the Board of Directors shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to matters of corporate accounting and control, the financial and related reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication among the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

     The membership of the Audit Committee shall consist of at least three independent members of the Board of Directors who shall serve at the pleasure of the Board of Directors. Audit Committee members and the committee Chair shall be designated by the full Board of Directors upon the recommendation of the Nominating Committee.

     The committee shall meet at least two times per year or more frequently as desired or circumstances indicate. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

RESPONSIBILITIES

     The Audit Committee of the Board of Directors shall have the authority to review, recommend and, where necessary, approve for the Board of Directors the appointment of and services to be provided by the Corporation's independent auditors, financial reporting practices and disclosures, systems of internal control, and the audit process. In carrying out its duties, it will be the committee's responsibility to fulfill the oversight activities enumerated below. Further, its activities will be flexible and discretionary to respond to changing conditions to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

     1. Provide an environment to foster open communication among the internal auditors, the independent accountant, and the board of directors.

     2. Review and update the committee's charter periodically.

     3. Recommend to the Board of Directors the nomination of the corporation's independent auditors for election by the shareholders; such auditors shall be ultimately accountable to the Audit Committee and Board of Directors.

     4. Meet with the independent auditors and financial management of the corporation to review the scope and fees for the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

     5. Confirm and ensure the independence of the internal auditor and the independent accountant, including a review of management consulting services and related fees provided by the independent accountant.

     6. Review the adequacy of internal financial and accounting controls and the results of the independent and internal auditors' examinations thereof.

     7. Review matters relating to corporate financial reporting and accounting policies and procedures. Specifically, review drafts of the Corporation's Annual Report to Shareholders and Annual Report on Form 10-K filed with the Securities and Exchange Commission.

     8. Ensure that, prior to public release, a proper review of quarterly results of operations has been performed by both management and the independent auditors, including consultation with the committee or its chair.

     9. Review with management and the director of internal auditing the internal audit plan for the year; significant findings and management's responses thereto; any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information; any changes required in the scope of their audit plan; and organizational structure and qualifications of the department.

     10. Meet separately and privately with the independent auditors and the Corporation's internal auditors to ensure that the scope of their activities has not been restricted, and to consider other matters generally pertaining to their examinations.

     11. Review with the corporation's counsel significant matters of litigation and legal compliance.

     12. Review areas of risk exposure and management with particular regard to how such matters are reflected in the corporation's financial statements and related reporting.

     13. Periodically review management's Legal Compliance Code and procedures for monitoring thereof.

     14. Investigate any matter brought to the Committee's attention within the scope of it duties, with the power to retain outside counsel or other consultants for this purpose where considered appropriate.

     15. As considered appropriate, report its findings on any of the above to the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

                                                            PLEASE MARK     [X]
                                                            YOUR VOTES AS
                                                            INDICATED IN
                                                            THIS EXAMPLE
Item 1 - ELECTION OF DIRECTORS

         Nominees:  01 Rod F.  Dammeyer,            FOR ALL EXCEPT AS   WITHHOLD          Item 2 - APPROVAL OF AUDITORS
         02 James M.  Denny,  03 Richard               NOTED BELOW       FOR ALL          FOR     AGAINST     ABSTAIN
         Fairbanks,  04 William C. Foote,  05              [ ]             [ ]            [ ]       [ ]          [ ]
         Deborah M. Fretz, 06 Miles L. Marsh,
         07 Michael E. Murphy, 08 John W. Rogers,
         Jr. and 09 Ronald H. Zech
                                                                                  COMMENTS/ADDRESS CHANGE        [ ]
*WITHHELD FOR: (Write that nominee's name in the space provided below).   Please mark this box if you have written
                                                                          comments/address change on the reverse side.
-----------------------------------------------------------------------
In their  discretion,  the Proxies are               Please disregard if you have previously provided your consent decision.
authorized to vote upon other matters as
may properly come before the meeting.

RECEIPT IS HEREBY ACKNOWLEDGED OF THE GATX           "By checking the box to the right,  I consent to future  access of the
CORPORATION ON NOTICE OF MEETING AND                 Annual Report, Proxy Statements, prospectuses and other communications
PROXY STATEMENT.                                     electronically via the Internet.  I understand that the Company may no longer distribute  printed materials to me for any future  shareholder meeting  until  such  consent  is  revoked  and  that  costs  normally associated  with  electronic  access,  such  as  usage  and  telephone charges, will be my responsibility.  I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon
                                                     Investor  Services,  Ridgefield Park, NJ. Please disregard if you have     [ ]
                                                     previously provided your consent decision."

Signature __________________  Signature ___________________ Date_______________


NOTE:  PLEASE SIGN AS NAME APPEARS  HEREON.  JOINT OWNERS SHOULD EACH SIGN.
WHEN SIGNING AS ATTORNEY, EXECUTOR,  ADMINISTRATOR,  TRUSTEE OR GUARDIAN, PLEASE
GIVE FULL TITLE AS SUCH.
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR
SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

--------------------------------------------------------------------------------
                                    Internet
                         http://www.proxyvoting.com/GMT

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.
--------------------------------------------------------------------------------
                                       OR
--------------------------------------------------------------------------------
                                   Telephone
                                 1-800-840-1208

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.
--------------------------------------------------------------------------------
                                       OR
--------------------------------------------------------------------------------
                                      Mail

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
--------------------------------------------------------------------------------

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT
ON THE INTERNET AT: WWW.GMT.COM
http://www.GMT.com


PROXY
                                GATX CORPORATION

                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 27, 2001

 THIS PROXY IS SOLICITED ON BEHALF OF GATX CORPORATION'S BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Ronald H. Zech, Ronald
J. Ciancio and Brian A. Kenney, and each of them, the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of GATX CORPORATION to be held at The Northern Trust Company, 50 South LaSalle Street, Sixth Floor Assembly Room, Chicago, Illinois 60675 on Friday, April 27, 2001, at 9:00 A.M., and at any adjournment thereof, on all matters coming before said meeting.

         PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, PLEASE SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON
REVERSE SIDE

(Continued and to be signed on other side)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

                                                            PLEASE MARK     [X]
                                                            YOUR VOTES AS
                                                            INDICATED IN
                                                            THIS EXAMPLE
Item 1 - ELECTION OF DIRECTORS

         Nominees:  01 Rod F.  Dammeyer,            FOR ALL EXCEPT AS   WITHHOLD          Item 2 - APPROVAL OF AUDITORS
         02 James M.  Denny,  03 Richard               NOTED BELOW       FOR ALL          FOR     AGAINST     ABSTAIN
         Fairbanks,  04 William C. Foote,  05              [ ]             [ ]            [ ]       [ ]          [ ]
         Deborah M. Fretz, 06 Miles L. Marsh,
         07 Michael E. Murphy, 08 John W. Rogers,
         Jr. and 09 Ronald H. Zech
                                                                                  COMMENTS/ADDRESS CHANGE        [ ]
*WITHHELD FOR: (Write that nominee's name in the space provided below).   Please mark this box if you have written
                                                                          comments/address change on the reverse side.
-----------------------------------------------------------------------
In their  discretion,  the Proxies are               Please disregard if you have previously provided your consent decision.
authorized to vote upon other matters as
may properly come before the meeting.

RECEIPT IS HEREBY ACKNOWLEDGED OF THE GATX
CORPORATION ON NOTICE OF MEETING AND
PROXY STATEMENT.


Signature __________________  Signature ___________________ Date_______________


NOTE:  PLEASE SIGN AS NAME APPEARS  HEREON.  JOINT OWNERS SHOULD EACH SIGN.
WHEN SIGNING AS ATTORNEY, EXECUTOR,  ADMINISTRATOR,  TRUSTEE OR GUARDIAN, PLEASE
GIVE FULL TITLE AS SUCH.
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR
SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

--------------------------------------------------------------------------------
                                    Internet
                         http://www.proxyvoting.com/GMT

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.
--------------------------------------------------------------------------------
                                       OR
--------------------------------------------------------------------------------
                                   Telephone
                                 1-800-840-1208

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.
--------------------------------------------------------------------------------
                                       OR
--------------------------------------------------------------------------------
                                      Mail

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
--------------------------------------------------------------------------------

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT
ON THE INTERNET AT: WWW.GMT.COM
http://www.GMT.com


PROXY
                                GATX CORPORATION

                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 27, 2001

 THIS PROXY IS SOLICITED ON BEHALF OF GATX CORPORATION'S BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Ronald H. Zech, Ronald
J. Ciancio and Brian A. Kenney, and each of them, the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of GATX CORPORATION to be held at The Northern Trust Company, 50 South LaSalle Street, Sixth Floor Assembly Room, Chicago, Illinois 60675 on Friday, April 27, 2001, at 9:00 A.M., and at any adjournment thereof, on all matters coming before said meeting.

         PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, PLEASE SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON
REVERSE SIDE

(Continued and to be signed on other side)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

                                                            PLEASE MARK     [X]
                                                            YOUR VOTES AS
                                                            INDICATED IN
                                                            THIS EXAMPLE
Item 1 - ELECTION OF DIRECTORS

         Nominees:  01 Rod F.  Dammeyer,            FOR ALL EXCEPT AS   WITHHOLD          Item 2 - APPROVAL OF AUDITORS
         02 James M.  Denny,  03 Richard               NOTED BELOW       FOR ALL          FOR     AGAINST     ABSTAIN
         Fairbanks,  04 William C. Foote,  05              [ ]             [ ]            [ ]       [ ]          [ ]
         Deborah M. Fretz, 06 Miles L. Marsh,
         07 Michael E. Murphy, 08 John W. Rogers,
         Jr. and 09 Ronald H. Zech
                                                                                  COMMENTS/ADDRESS CHANGE        [ ]
*WITHHELD FOR: (Write that nominee's name in the space provided below).   Please mark this box if you have written
                                                                          comments/address change on the reverse side.
-----------------------------------------------------------------------
In their  discretion,  the Proxies are               Please disregard if you have previously provided your consent decision.
authorized to vote upon other matters as
may properly come before the meeting.

RECEIPT IS HEREBY ACKNOWLEDGED OF THE GATX
CORPORATION ON NOTICE OF MEETING AND
PROXY STATEMENT.


Signature __________________  Signature ___________________ Date_______________


NOTE:  PLEASE SIGN AS NAME APPEARS  HEREON.  JOINT OWNERS SHOULD EACH SIGN.
WHEN SIGNING AS ATTORNEY, EXECUTOR,  ADMINISTRATOR,  TRUSTEE OR GUARDIAN, PLEASE
GIVE FULL TITLE AS SUCH.
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR
SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

--------------------------------------------------------------------------------
                                    Internet
                         http://www.proxyvoting.com/GMT

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.
--------------------------------------------------------------------------------
                                       OR
--------------------------------------------------------------------------------
                                   Telephone
                                 1-800-840-1208

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.
--------------------------------------------------------------------------------
                                       OR
--------------------------------------------------------------------------------
                                      Mail

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
--------------------------------------------------------------------------------

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT
ON THE INTERNET AT: WWW.GMT.COM
http://www.GMT.com


PROXY
                                GATX CORPORATION

                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 27, 2001

 THIS PROXY IS SOLICITED ON BEHALF OF GATX CORPORATION'S BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Ronald H. Zech, Ronald
J. Ciancio and Brian A. Kenney, and each of them, the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of GATX CORPORATION to be held at The Northern Trust Company, 50 South LaSalle Street, Sixth Floor Assembly Room, Chicago, Illinois 60675 on Friday, April 27, 2001, at 9:00 A.M., and at any adjournment thereof, on all matters coming before said meeting.

         PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, PLEASE SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON
REVERSE SIDE

(Continued and to be signed on other side)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

                                                            PLEASE MARK     [X]
                                                            YOUR VOTES AS
                                                            INDICATED IN
                                                            THIS EXAMPLE
Item 1 - ELECTION OF DIRECTORS

         Nominees:  01 Rod F. Dammeyer,             FOR ALL EXCEPT AS   WITHHOLD          Item 2 - APPROVAL OF AUDITORS
         02 James M. Denny,  03 Richard                NOTED BELOW       FOR ALL          FOR     AGAINST     ABSTAIN
         Fairbanks,  04 William C. Foote,  05              [ ]             [ ]            [ ]       [ ]          [ ]
         Deborah M. Fretz, 06 Miles L. Marsh,
         07 Michael E. Murphy, 08 John W. Rogers,
         Jr. and 09 Ronald H. Zech
                                                                                  COMMENTS/ADDRESS CHANGE        [ ]
*WITHHELD FOR: (Write that nominee's name in the space provided below).   Please mark this box if you have written
                                                                          comments/address change on the reverse side.
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In their  discretion,  the Proxies are               Please disregard if you have previously provided your consent decision.
authorized to vote upon other matters as
may properly come before the meeting.

RECEIPT IS HEREBY ACKNOWLEDGED OF THE GATX
CORPORATION ON NOTICE OF MEETING AND
PROXY STATEMENT.


Signature __________________  Signature ___________________ Date_______________


NOTE:  PLEASE SIGN AS NAME APPEARS  HEREON.  JOINT OWNERS SHOULD EACH SIGN.
WHEN SIGNING AS ATTORNEY, EXECUTOR,  ADMINISTRATOR,  TRUSTEE OR GUARDIAN, PLEASE
GIVE FULL TITLE AS SUCH.
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                              FOLD AND DETACH HERE

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR
SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

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                                    Internet
                         http://www.proxyvoting.com/GMT

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.
--------------------------------------------------------------------------------
                                       OR
--------------------------------------------------------------------------------
                                   Telephone
                                 1-800-840-1208

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.
--------------------------------------------------------------------------------
                                       OR
--------------------------------------------------------------------------------
                                      Mail

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
--------------------------------------------------------------------------------

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT
ON THE INTERNET AT: WWW.GMT.COM
http://www.GMT.com


PROXY
                                GATX CORPORATION

                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 27, 2001

 THIS PROXY IS SOLICITED ON BEHALF OF GATX CORPORATION'S BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Ronald H. Zech, Ronald
J. Ciancio and Brian A. Kenney, and each of them, the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of GATX CORPORATION to be held at The Northern Trust Company, 50 South LaSalle Street, Sixth Floor Assembly Room, Chicago, Illinois 60675 on Friday, April 27, 2001, at 9:00 A.M., and at any adjournment thereof, on all matters coming before said meeting.

         PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, PLEASE SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON
REVERSE SIDE

(Continued and to be signed on other side)

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                              FOLD AND DETACH HERE